Exhibit 99.1

Shareholder Meeting

May 9, 2007

Connecting companies to customers.

Agenda

2006 Financials

1Q 2007 Financials

2007 Focus

Questions

2006 Financials

Connecting companies to customers.

Net Earnings Comparison

2006 vs 2005

Revenues

$1.46 Billion

2005

$1.26 Billion

2006

-14%

+1%

Excluding linehaul, ‘05 &’06

Earnings

Pre-tax

$30.3 Million

2005

$36.1 Million

2006

+19%

+32%

Revenues & Earnings

Pre-tax from DHL Agreements

Revenues

(incl. Reimbursable)

$1.43 Billion

2005

$1.21 Billion

2006

-15%

-0.4%

Excluding linehaul, ‘05 & ‘06

Earnings

Pre-tax

$21.3 Million

2005

$22.5 Million

2006

+6%

+22.5%

Revenues & Earnings

From other (products & service offerings)

Revenues

$34.1 Million

Charter

$13.9 Million

Other

$20.2 Million

2005

$48.5 Million

Charter

$24.4 Million

Other

$24.1 Million

2006

Earnings

Pre-tax

$6.5 Million

Charter

$1.1 Million

Other

$5.4M

2005

$8.4 Million

Charter

$3.7 Million

Other

$4.7M

2006

Other ABX Revenues –

Full Year (000’s) $50,000 $45,000 $40,000 $35,000 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $0

2003 2004 2005 2006

Air Charters

ABX Cargo Services

Aircraft Parts & Services

Other

Financial Diversification 2006

Revenues

Non-DHL – 4%

DHL 96%

Pre-tax Earnings

Non-DHL – 23%

DHL 77%

Cash Flow*

Non-DHL – 20%

DHL 80%

*(Pre-tax Earnings+D&A)

1st Quarter 2007 Financials

1st Quarter 2007

Results (in thousands)

DHL Charters/Other Total

Base $272,305 $15,109 $287,414

Incremental 648 — 648

Total Revenues 272,953 15,109 288,062

Less Exp. -269,139 -13,007 -282,146

Plus Interest — 966 966

Earnings (pretax) $3,814 $3,068 $6,882

ACMI Hub Reimbursable

Base $116,087 $81,266 $74,952

Incremental 648 0

Total Revenues 116,735 81,266 74,952

Less Exp. -114,299 -79,888 -74,952

Earnings $2,436 $1,378 -

Net Earnings Comparison

1Q 2006 vs 1Q 2007

Revenues

$369.2 Million

1Q 2006

$288.1 Million

1Q 2007

-22%

-5%

Excluding linehaul ‘06

Earnings

Pre-tax

$8.1 Million

1Q 2006

$6.9 Million

1Q 2007

-15%

-1%

Net Earnings Comparison

1Q 2006 vs 1Q 2007

Pre-tax from DHL Agreements (in millions)

Revenues

$360.8 Million

1Q 2006

$273.0 Million

1Q 2007

-24%

-7.6%

Excluding linehaul ‘06

Earnings

Pre-tax

$5.3 Million

1Q 2006

$3.8 Millions

1Q 2007

-27%

-3.5%

Revenues & Earnings

1Q 2006 vs 1Q 2007

From other (products & service offerings)

Revenues

$8.4 Million

Charter

$3.9 Million

Other

$4.5 Million

1Q 2006

$15.1 Million

Charter

$7.0 Million

Other

$8.1 Million

1Q 2007

Earnings

Pre-tax

$1.5 Million

Charter

$0.2 Million

Other

$1.3M

1Q 2006

$2.1 Million

Charter

$1.0 Million

Other

$1.1M

1Q 2007

2007 Focus

Service Performance

Actual

Target

100% 95% 90% 85% 80%

Mar-06 May-06 Jul-06 Sep-06 Nov-06 Jan-07 Mar-07

Global Optimization B-767 Freighters

ABX “Global” in service schedule:

4Q 2006 4

1Q 2007 5

2Q 2007 8

3Q 2007 9

4Q 2007 12

2008 13 (?)

World’s largest operator of 767-200s (42)

Current B-767 Routes

Global Optimization

Based on Growth Potential

Asia’s Cargo Markets Will Continue to Lead Industry Growth…

Growth, percentage

Domestic China

Intra-Asia

Asia-North America

Europe-Asia

Europe-Southwest Asia

Latin America-North America

Latin America-Europe

Europe-North America

Europe-Africa

Intra-Europe

Europe-Middle East

North America

World average, 6.1%

0 2 4 6 8 10 12

Source: Boeing World Cargo Forecast 2006-2007

Pacific Operation

CHINA

Beijing

Dalian

Qingdao

Hong Kong

Xiamen

JAPAN

Osaka

Tokyo

THAILAND

Bangkok

Global Optimization

Based on Growth Potential

Asia’s Cargo Markets Will Continue to Lead Industry Growth…

Growth, percentage

Domestic China

Intra-Asia

Asia-North America

Europe-Asia

Europe-Southwest Asia

Latin America-North America

Latin America-Europe

Europe-North America

Europe-Africa

Intra-Europe

Europe–Middle East

North America

World average, 6.1%

0 2 4 6 8 10 12

Source: Boeing World Cargo Forecast 2006-2007

Wet-lease (ACMI) - two 767-SFs

Two year agreement

22 flights per week

Begins May 15

Cargo Services Locations (Existing)

UNITED STATES

Dallas

Memphis

Indianapolis

ABX Operated

Dallas, TX

Memphis, TN

Indianapolis, IN

Cargo Services Locations (Potential)

UNITED STATES

Denver

Omaha

Kansas City

Indianapolis

Memphis

Dallas

ABX Operated

Dallas, TX

Memphis, TN

Indianapolis, IN

Anticipated Facilities

Up for bid

Omaha,

Nebraska

Kansas City, Missouri

Denver, Colorado

Maintenance & Technical Services

Airframe maintenance checks

Line maintenance support

Component repairs

Flat panel upgrades

Our Mission

Remain DHL’s largest and highest quality service provider in the U.S.

Leverage core competencies for continued significant growth of third-party business.

Provide a safe workplace that can sustain excellent pay and benefits and long-term financial security for its people.

Increase shareholder value.

Thank you